UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 3, 2026

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2026, the Compensation Committee of the Board of Directors (the “Committee”) of DMC Global Inc. (the “Company”) approved the grant of cash-based awards to certain of the Company’s named executive officers (collectively, the “Cash Awards”). The Committee approved the Cash Awards as part of the Company’s annual long-term incentive grant cycle, consistent with existing compensatory arrangements with the named executive officers, in lieu of equity-based awards given the lack of a sufficient number of available shares under the DMC Global Inc. 2025 Omnibus Incentive Plan (the “Plan”). The Cash Awards were granted pursuant to the terms of the Plan and new forms of award agreements approved by the Committee.

James O’Leary, President and Chief Executive Officer; Eric Walter, Chief Financial Officer; Ian Grieves, President and Managing Director, DynaEnergetics; and Antoine Nobili, President and Managing Director, NobelClad, were granted time-based Cash Awards that provide the opportunity to receive a cash payment (the “Cash Payment”) that will vest over a three-year period with one-third of the Cash Payment vesting on each of the first, second and third anniversaries of the grant date, subject to the terms of the applicable award agreement. Messrs. O’Leary and Walter were also granted equity-based performance awards generally consistent with their respective employment agreements and the Company’s historical equity grant practices.

Messrs. Grieves and Nobili were also granted Cash Awards that provide the opportunity to receive a Cash Payment that can range from 0% to 200% of the target cash payment based upon the achievement of certain performance goals relating to the Adjusted EBITDA and Adjusted Free Cash Flow targets of DynaEnergetics or NobelClad, as applicable, over a three-year period, subject to the terms of the applicable award agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC GLOBAL INC.

Dated:	March 5, 2026	By:	/s/ Eric V. Walter
Name: Eric V. Walter
Title: Chief Financial Officer